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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) September 27, 1996


                  Prudential Securities Secured Financing Corporation
            -------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



         Delaware                  33-91148              13-3526694
----------------------------     ------------        -------------------
(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)        Identification No.)


     One New York Plaza
     New York, New York                                     10292
    (Address of Principal                             ------------------
     Executive Offices)                                  (Zip Code)


Registrant's telephone number, including area code (212) 214-7435
                                                   --------------

                                      No Change
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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    Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

         Prudential Securities Secured Financing Corporation registered issuances of up to $500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-91148) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1996-2 (the "Trust") issued approximately $38,799,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1996-2 (the "Certificates"), on September 27, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.


         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as EXHIBIT 4.1, dated as of August 31, 1996, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of one class of senior Certificates (the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates are being offered hereby. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust will be primarily fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgaged Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

         Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate is 7.525% per annum for the Class A Certificates.


                                          2

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         The Class A Certificates have an aggregate principal amount of
$38,799,000.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated August 4, 1995 and the Prospectus Supplement dated September 12, 1996 filed pursuant to Rule 424(b)(5) of the Act on October 2, 1996.

    Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         1.1 Underwriting Agreement, dated September 12, 1996 between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         4.1 Pooling and Servicing Agreement, dated as of August 31, 1996, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of August 31, 1996, among American Business Credit, Inc., Home American Credit, Inc. d/b/a Upland Mortgage, Prudential Securities Secured Financing Corporation, and ABFS 1996-2, Inc.

         4.5  Certificate Insurance Policy.

         24.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.

         28.1 Indemnification Agreement dated as of September 12, 1996, among Financial Security Assurance Inc., American Business Credit, Inc., Prudential Securities Secured Financing Corporation, HomeAmerican Credit, Inc. d/b/a Upland Mortgage and Prudential Securities Incorporated.


                                          3

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRUDENTIAL SECURITIES SECURED FINANCING
                                       CORPORATION
                                       ----------------------------------------
                                            As Depositor and on behalf of ABFS
                                            Mortgage Loan Trust 1996-2
                                       Registrant


                                       By: /s/ Norman Chaleff
                                          -------------------------------------
                                          Name:   Norman Chaleff
                                          Title:  Vice President



Dated: October 8, 1996


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                                    EXHIBIT INDEX
                                    -------------
Exhibit No.  Description                                             Page No.
-----------  -----------                                             --------

  1.1        Underwriting Agreement, dated September 12, 1996,           6
             between Prudential Securities Secured Financing
             Corporation and Prudential Securities Incorporated.

  4.1        Pooling and Servicing Agreement, dated as of               34
             August 31, 1996, between Prudential Securities
             Secured Financing Corporation, American
             Business Credit, Inc., as servicer, and The Chase
             Manhattan Bank, as trustee.


  4.2        Unaffiliated Seller's Agreement, dated as of              160
             August 31, 1996, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage,
             Prudential Securities Secured Financing Corporation, and ABFS 1996-2, Inc.

  4.5        Certificate Insurance Policy.                             208

 24.1        Consent of Coopers & Lybrand L.L.P. regarding             218
             financial statements of the Financial Security
             Assurance Inc. and their report.

 28.1        Indemnification Agreement, dated as of                    220
             September 12, 1996, among Financial Security
             Assurance Inc., American Business Credit, Inc.,
             Prudential Securities Secured Financing Corporation,
             HomeAmerican Credit, Inc. d/b/a Upland Mortgage and
             Prudential Securities Incorporated.